EXHIBIT 99.1

                        CONSOLIDATED FINANCIAL STATEMENTS

                         NURSE CARE, INC. AND SUBSIDIARY

                              MILFORD, CONNECTICUT

                                DECEMBER 31, 1994

                                    CONTENTS



INDEPENDENT AUDITOR'S REPORT.............................................Page 3

CONSOLIDATED FINANCIAL STATEMENTS:

           Balance Sheet......................................................4
           Statement of operations and Retained Earnings......................5
           Statement of Cash Flows............................................6

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.................................7-11

INDEPENDENT AUDITOR'S REPORT ON CONSOLIDATED
 SUPPLEMENTAL INFORMATION....................................................12

CONSOLIDATED SUPPLEMENTAL INFORMATION:

           Schedule of Operating Expenses....................................13

                          INDEPENDENT AUDITOR'S REPORT




Board of Directors
Nurse Care, Inc.
Milford, Connecticut


     We have audited the accompanying Consolidated Balance Sheet of Nurse Care, Inc. and Subsidiary as of December 31, 1994, and the related Consolidated Statements of operations and Retained Earnings and Cash Flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Nurse Care, Inc. and Subsidiary as of December 31, 1994, and the consolidated results of its operation and its cash flows for the year then ended, in conformity with generally accepted accounting principles.


                                              SIMIONE & SIMIONE


Hamden, Connecticut
May 12, 1995

                         NURSE CARE, INC. AND SUBSIDIARY
                              Milford, Connecticut

                           CONSOLIDATED BALANCE SHEET

                                December 31, 1994
                                -----------------

                                     ASSETS


Current Assets:
      Accounts Receivable, Less Allowance for
           Doubtful Accounts of $325,000                            $2,900,666
      Recoverable Income Taxes                                         466,200
      Prepaid Expenses                                                  25,776
      Deferred Income Taxes                                            110,500
                                                            ------------------
                Total Current Assets                                 3,503,142

Property and Equipment, Net                                             81,986
Other Assets                                                             5,000
                                                            ------------------
                Total                                               $3,590,128
                                                            ==================

                      LIABILITIES AND STOCKHOLDERS' EQUITY


Current Liabilities:
      Cash Overdraft                                              $     99,135
      Note Payable                                                     993,000
      Accounts Payable and Accrued Expenses                            178,456
      Accrued Payroll and Related Withholdings                         326,448
      Accrued Vacation                                                  60,000
      Estimated Third-Party Payor Settlements                          900,586
                                                            ------------------
                Total Current Liabilities                            2,557,625
                                                            ------------------
Stockholder's Equity
      Common Stock; Authorized 500 Shares, $100 Par Value,
           10 Shares Issued and Outstanding                              1,000
      Additional Paid-in Capital                                        20,000
      Retained Earnings                                              1,011,503
                                                            ------------------
                Total Stockholders' Equity                           1,032,503
                                                            ------------------
                Total                                               $3,590,128
                                                            ==================

                         NURSE CARE, INC. AND SUBSIDIARY
                              Milford, Connecticut

           CONSOLIDATED STATEMENT OF OPERATIONS AND RETAINED EARNINGS

                      For the Year Ended December 31, 1994




Net Patient Service Revenue                                         $15,280,682
Operating Expenses                                                   15,677,195
                                                          ---------------------
           Loss Before Other Income and Income Taxes                   (396,513)

Interest and Other Income                                                 2,139
                                                          ---------------------
           Loss Before Income Taxes                                    (394,374)

Recovery of Income Taxes                                                108,633
                                                           ---------------------
           Net Loss                                                    (285,741)
                                                           ---------------------

Retained Earnings at Beginning of Year, as Previously Reported        1,583,769

Correction of Error                                                    (286,525)
                                                           ---------------------
Retained Earnings at Beginning of Year, as Restated                   1,297,244
                                                           ---------------------
Retained Earning at End of Year                                     $ 1,011,503
                                                           =====================


    The accompanying notes are an integral part of the financial statements.

                         NURSE CARE, INC. AND SUBSIDIARY
                              Milford, Connecticut

                      CONSOLIDATED STATEMENT OF CASH FLOWS

                      For the Year Ended December 31, 1994


Cash Flows from Operating Activities:
  Net Loss                                                          ($  285,741)
  Adjustments to Reconcile Net Loss to Net Cash
    Provided by Operating Activities:
    Depreciation                                                         36,393
    Provision for Bad Debts                                             217,492
    (Increase) Decrease in:
       Accounts Receivable                                              258,521
       Recoverable Income Taxes                                       ( 466,200)
       Prepaid Expenses                                               (  17,384)
       Deferred Income Taxes                                          (     212)
    Increase (Decrease) in:
       Accounts Payable and Accrued Expenses                          (  99,988)
       Accrued Payroll and Related Withholdings                          28,618
       Accrued Vacation                                                  60,000
       Estimated Third-Party Payor Settlements                          724,121
       Income Tax Payable                                             (  24,630)
                                                              ------------------
         Net Cash Provided by Operating Activities                      330,990
                                                              ------------------
Cash Flows from Investing Activities:
      Purchases of Property and Equipment                             (  61,048)
      Proceeds from Sale of Property                                    116,823
      Increase in Security Deposits                                   (   5,000)
                                                              ------------------
         Net Cash Provided by Investing Activities                       50,775
                                                              ------------------
Cash Flows from Financing Activities:
      Proceeds from Line-of-Credit                                    8,842,933
      Principal Payments on Line-of-Credit                          ( 9,217,933)
                                                              ------------------
         Net Cash used by Financing Activities                        ( 375,000)
                                                              ------------------
Net Increase in Cash                                                      6,765
Cash at Beginning of Year                                             ( 105,900)
                                                              ------------------
Cash at End of Year                                                   (  99,135)
                                                              ------------------
Supplemental Disclosure of Cash Flow Information:
      Interest Paid                                                 $    86,812
                                                              ------------------
      Estimated Income Tax Payments                                  $  208,443
                                                              ------------------
There were no noncash investing and financing activities during the period.

    The accompanying notes are an integral part of the financial statements.

                         NURSE CARE, INC. AND SUBSIDIARY
                              Milford, Connecticut

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                      For the Year Ended December 31, 1994
                      ------------------------------------

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Principles of Consolidation
     ---------------------------

     The consolidated financial statements include the accounts of Nurse Care, inc. and its wholly-owned subsidiary New England Home Care, Inc. Significant intercompany accounts and transactions are eliminated in consolidation.

     Property and Equipment
     ----------------------

     Property and equipment are recorded at cost. Maintenance and repairs are charged to expense as incurred. When assets are sold or otherwise disposed of, the cost and related accumulated depreciation are removed from the respective accounts and the resulting gain or loss is reflected in operations.

     Depreciation  is  computed  generally  on  accelerated   methods  over  the
estimated useful lives of the assets which range from three to seven years.

     Net Patient Service Revenue
     ---------------------------

     The Company has agreements with third-party payors that provide for payments to the Company at amounts different from its established rates. Payment arrangements include reimbursed costs, discounted charges and per diem payments. Net patient service revenue is reported at the estimated net realizable amounts from patients, third-party payors, and others for services rendered, including estimated retroactive adjustments under reimbursement agreements with third-party payors. Retroactive adjustments are accrued on an estimated basis in the period the related services are rendered and adjusted in the period the related services are rendered and adjusted in future periods as final settlements are determined. (See Note 3)

NOTE 2 - PROPERTY AND EQUIPMENT

     Property and equipment at July 31, 1995 was as follows:

     Office Furniture and Equipment                   $   93,249
     Computer Equipment                                  123,152
     Leasehold Improvements                                5,511
                                              ------------------
                                                         221,912
     Less, Accumulated Depreciation                      139,926
                                              ------------------
                                                      $   81,986
                                              ==================


    The accompanying notes are an integral part of the financial statements.

                         NURSE CARE, INC. AND SUBSIDIARY
                              Milford, Connecticut

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                      For the Year Ended December 31, 1994

NOTE 3 - ESTIMATED THIRD-PARTY PAYOR SETTLEMENTS

     Estimated third-party payor settlements are primarily payable to Medicare resulting from revising previously filed Medicare cost reports for the twelve-month periods ended on June 30, 1993, 1994 and an estimated Medicare cost report for the six months ended December 31, 1994.

     Cost reports for the periods ended June 30, 1993 and 1994 was revised because of the misuse of information that was available at the time of preparation of the cost reports. (See Note 10)

     The changes involved resulted in an additional liability of $773,075. The estimated liability for the six months ended December 31, 1994 was $385,913.

     In addition, there was a liability to Medicaid for $128,023 resulting from excess payments recieved.

NOTE 4 - NOTE PAYABLE

     As of December 31, 1994, New England Home Care, inc. had available a $2,000,000 line-of-credit from a bank expiring July, 1995. Under the terms of the agreement, interest on the outstanding balance is calculated based upon the bank's base lending rates in effet during the borrowing term plus 1.5 percent (10.0 percent at December 31, 1995). The note is secured by New England Home Care, Inc.'s accounts receivable under 121 days old.

NOTE 5 - PENSION PLAN

     Effective January 1, 1993, the Company adopted a 401(k) plan available to all of its employees who have completed one year of service as defined by the plan. Under the plan, participating employees may elect to defer 1% to 15% of their compensation until their retirement.

     As of December 31, 1994, the Company has not elected to make any contributions to the plan.

NoTE 6 - INCOME TAXES

     Effective January 1, 1993, the Company adopted Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes." Statement No. 109 requires deferred tax liabilities or assets to be recognized for the estimated future tax effects attributable to temporary differences and carryforwards based upon the provisions of the enacted tax law. Deferred tax assets



    The accompanying notes are an integral part of the financial statements.

                         NURSE CARE, INC. AND SUBSIDIARY
                              Milford, Connecticut

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                      For the Year Ended December 31, 1994

Note 6 - (Cont'd.)

are reduced, if necessary, by the amount of any tax benefits that, based on available evidence, are not expected to be realized. The cumulative effective of adopting Statement No. 109 at the beginning of 1993 was $82,057 and is reported as a separate item in the 1993 financial statements.

     The components of the income tax provision (recovery) for the year ended December 31, 1994 are as follows:


Current:
     Federal                             ($112,221)
     State                                   3,800
                                  ----------------
           Total                         ( 108,421)
                                  ----------------

Deferred:
     Federal                             (  24,650)
     State                                  24,438
                                  ----------------
           Total                         (     212)
                                  ----------------

           Total Income Taxes            ($108,633)
                                  ================


     Reconciliation of the federal statutory rate to the Company's effective tax rate is as follows:


                                                              Percent of Pretax
                                              Amount               Income
                                     ------------------      ------------------
Recovery of Federal Income Tax
     at Statutory Rate                      ($134,087)            (34.0%)

State Taxes, Net of Federal Tax
     Effect                                     1,292               0.1%

Non-deductible Expenses                        34,593               8.8%

Other                                       (  10,431)            ( 2.4%)
                                         ------------           --------
                                            ($108,633)            (27.5%)
                                         ============           ========



    The accompanying notes are an integral part of the financial statements.

                         NURSE CARE, INC. AND SUBSIDIARY
                              Milford, Connecticut

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                      For the Year Ended December 31, 1994

NOTE 6 - (Cont'd.)

     For state tax return purposes, Nurse Care, Inc. and subsidiary has approximately $698,000 of net operating loss carryforwards as of December 31, 1994, which expire in the year 1999.

NOTE 7 - RELATED PARTY TRANSACTIONS

     During 1994, the Company lease one of its locations from the Company's shareholders. Rent expensed under this lease totaled $18,360 for the year ended December 31, 1994.

NOTE 8 - LEASES

     The Company lease office facilities at six locations expiring on various dates through 1997.

     The following is a schedule by year of approximate future minimum rental payments as of December 31, 1994:


     1995                         $ 168,900
     1996                         $  83,600
     1997                         $  21,100


NOTE 9 - CONCENTRATIONS OF CREDIT RISK

     The Company grants credit without collateral to its patients, most of whom are insured under third-party payor agreements. The mix of receivables from patients and third-party payor agreements was as follows:


     Medicare                                47%
     Medicaid                                19%
     Private Insurance                        5%
     Private Pay and Other                   29%
                                   -------------
                                            100%
                                   =============


    The accompanying notes are an integral part of the financial statements.

                         NURSE CARE, INC. AND SUBSIDIARY
                              Milford, Connecticut

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                      For the Year Ended December 31, 1994

NOTE 10 - CORRECTION OF ERROR

     The Company had previously filed Medicare cost reports for the reimbursement years ended on June 30, 1993 and 1994. Information that had existed at that time was misused in calculating settlements based on costs and allocation methods, as prescribed by Medicare regulations.

     Adjustments made applicable to years prior to December 31, 1994 amounted to $434,229 less estimated income taxes of $147,704, resulting in a net adjustment of $286,525.





















    The accompanying notes are an integral part of the financial statements.

                         INDEPENDENT AUDITOR'S REPORT ON
                      CONSOLIDATED SUPPLEMENTAL INFORMATION
                      -------------------------------------



Board of Directors
Nurse Care, Inc.
Milford, Connecticut


           Our audit was made for the purposes of forming an opinion on the basic financial statements taken as a whole. The additional data on page 13 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.


                                                      SIMIONE & SIMIONE


Hamden, Connecticut
May 12, 1995

                         NURSE CARE, INC. AND SUBSIDIARY
                              Milford, Connecticut

                   CONSOLIDATED SCHEDULE OF OPERATING EXPENSES
                      For the Year Ended December 31, 1994







Salaries and Wages                   $11,919,985
Payroll Taxes                          1,122,633
Employee Benefits                        902,476
Transportation                           258,412
Medical Supplies                          77,217
Contracted Services                      158,782
Postage                                   13,969
Telephone                                163,364
Office Expense                           260,513
Professional Fees                         48,157
Dues and Subscriptions                    14,383
Advertising                               10,434
Printing                                  26,821
Space Occupancy                          237,157
Equipment Rental                           5,637
Insurance                                 36,049
Repairs and Maintenance                   53,969
Conferences and Meetings                  18,568
Property Taxes                             6,832
Depreciation Expense                      36,393
Interest Expense                          86,812
Bad Debt Expense                         217,492
Miscellaneous                              1,140
                                   -------------
      Total Operating Expenses       $15,677,195
                                   =============

                         CONSENT OF INDEPENDENT AUDITORS




We hereby consent to the incorporation by reference in the Registration Statement on Form S-8, No. 33-61315, as filed with the Securities and Exchange Commission on July 26, 1995 of our report dated May 12, 1995 with respect to financial statements of Nurse Care, Inc. included in this Form 8-K.


SIMIONE, SIMIONE, SCILLA & LARROW LLC

Hamden, Connecticut
March 20, 1996

                         NURSE CARE, INC. AND SUBSIDIARY

                   INDEX TO CONSOLIDATED FINANCIAL STATEMENTS


                                                                            Page


Consolidated Statement of Operations for the seven months ended
July 31, 1995 (unaudited)                                                    1

Consolidated Statement of Operations for the twelve months ended
July 31, 1995 (unaudited)                                                    2

Consolidated Balance Sheet as of July 31, 1995 (unaudited)                   3

Consolidated Statement of Cash Flows for the seven month
ended July 31, 1995 (unaudited)                                              4

Notes to Consolidated Financial Statements                                   5

                         NURSE CARE, INC. AND SUBSIDIARY
                      CONSOLIDATED STATEMENT OF OPERATIONS
                       For the seven months ended July 31,



                                                             1995             1994
                                                         -----------      -----------
                                                                 Unaudited

Net patient service revenue                               $9,423,709       $8,913,731

Operating expenses                                         8,987,290        9,145,030
                                                         -----------      -----------

   Income (loss) before other income and income taxes        436,419         (231,299)
                                                         -----------      -----------

Interest and other income                                     11,174            1,248
                                                         -----------      -----------

   Income (loss) before income taxes                         447,593         (230,051)

Provision (benefit) for income taxes                         186,759          (63,369)
                                                         -----------      -----------

Net income (loss)                                           $260,834        ($166,682)
                                                         ===========      ===========














See accompanying notes to consolidated financial statements.

                         NURSE CARE, INC. AND SUBSIDIARY
                      CONSOLIDATED STATEMENT OF OPERATIONS
                    For the twelve months ended July 31, 1995
                                    Unaudited


Net patient service revenue                                     $15,790,660

Operating expenses                                               15,519,454
                                                               ------------

   Income before other income and income taxes                      271,206
                                                               ------------

Interest and other income                                            12,065
                                                               ------------

   Income before income taxes                                       283,271
                                                               ------------

Provision for income taxes                                          141,495
                                                               ------------

Net income                                                      $   141,776
                                                               ============






















See accompanying notes to consolidated financial statements.

                         NURSE CARE, INC. AND SUBSIDIARY
                           CONSOLIDATED BALANCE SHEET
                                  July 31, 1995
                                    Unaudited


ASSETS

Current Assets:
   Cash                                                             $   616,672
   Accounts receivable, less allowance for doubtful
        accounts of $339,600                                          2,927,974
   Recoverable income taxes                                             279,442
   Prepaid expenses                                                       6,815
   Deferred income taxes                                                110,500
                                                                   ------------
                   Total current assets                               3,941,703

Property and equipment, net                                              65,287

Other assets                                                              6,954
                                                                   ------------
                   TOTAL                                             $4,013,944
                                                                   ============



LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
   Note payable                                                         $84,329
   Accounts payable and accrued expenses                                304,108
   Accrued payroll and related withholdings                             296,237
   Accrued vacation                                                     113,326
   Estimated third-party payor settlements                            1,871,650
                                                                   ------------
                   Total current liabilities                          2,669,650
                                                                   ------------

Stockholders' equity:
   Common stock: authorized 500 shares, $100 par value,
        10 shares issued and outstanding                                  1,000
   Additional paid-in capital                                            20,000
   Retained earnings                                                  1,323,294
                                                                   ------------
                   Total stockholders' equity                         1,344,294
                                                                   ------------

                   TOTAL                                             $4,013,944
                                                                   ============


See accompanying notes to consolidated financial statements.

                         NURSE CARE, INC. AND SUBSIDIARY
                      CONSOLIDATED STATEMENT OF CASH FLOWS
                    For the seven months ended July 31, 1995
                                    Unaudited

Cash flows from operating activities:
   Net income                                                          $260,834
   Adjustments to reconcile net income to net cash
    provided by operating activities:
      Depreciation                                                       20,451
      Provision for bad debts                                            14,600
      Prior  period  adjustment                                          50,957
      Changes in  operating  assets and liabilities:
        (Increase) in accounts receivable                               (41,908)
        Decrease in recoverable income taxes                            186,758
        Decrease in prepaid expenses                                     18,961
        Increase in accounts payable and accrued
         expenses                                                       125,652
        (Decrease) in accrued payroll and related
         withholdings                                                   (30,211)
        Increase in accrued vacation                                     53,326
        Increase in estimated third-party settlements                   971,064
                                                                     ----------

           Net cash provided by operating activities                  1,630,484
                                                                     ----------

Cash flows from investing activities:
      Purchase of property and equipment                                 (3,752)
      (Increase) in security deposit                                     (1,954)
                                                                     -----------

           Net cash (used in) investing activities                       (5,706)
                                                                     -----------

Cash flows from financing activities:
     Net reduction of line-of-credit                                   (908,671)

INCREASE IN CASH                                                        716,107

Cash - beginning of year                                                (99,135)
                                                                     -----------

CASH - END OF YEAR                                                    $ 616,972
                                                                     ===========

Supplemental disclosure of cash flow information:

      Interest paid                                                      $2,938


See accompanying notes to consolidated financial statements.

                         NURSE CARE, INC. AND SUBSIDIARY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


Note 1 - BASIS OF PRESENTATION


     The accompanying unaudited consolidated financial statements have been prepared in accordance with generally accepted accounting principles for interim financial information and with the instructions to Form 10-Q and Article 10 of Regulation S-X. Accordingly, they do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements. In the opinion of Management, all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation have been included. For further information, refer to the consolidated financial statements and footnotes thereto included on Form 8-K for the year ended December 31, 1994.